                                                                                                                     Exhibit 99.1
TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT
Quarter to Date Ended: Sep 30, 2004
                                                                                                   Corporate     Eliminations/
                                                                    Energy   Electric Delivery      & Other        Rounding   Total
                                                                    -------- ----------------- -------------  -------------- -------
Operating revenues                                                    2,517           648             7            (429)      2,743
                                                                    ----------------------------------------------------------------

Direct costs and expenses
  Cost of energy sold and delivery fees                               1,556            -             -            (422)       1,134
  Operating costs                                                       145          193             1              (2)         337
  Depreciation and other amortization                                    82          116             7              (1)         204
                                                                    ----------------------------------------------------------------
    Total direct costs and expenses                                   1,783          309             8            (425)       1,675
                                                                    ----------------------------------------------------------------

Gross margin                                                            734          339            (1)             (4)       1,068

Other costs and expenses
  Selling, general and administrative expenses                          182           53            48              (3)         280
  Non-operating depreciation and other amortization                       1            -             5               -            6
  Franchise and revenue-based taxes                                      28           66             1              (1)          94
  Other income                                                          (36)           -           (13)              1          (48)
  Other deductions                                                       20            3            (2)             (1)          20
  Interest income                                                       (13)         (17)          (29)             45          (14)
  Interest expense and other charges                                     91           71            46             (45)         163
                                                                    ----------------------------------------------------------------
      Total other costs and expenses                                    273          176            56              (4)         501
                                                                    ----------------------------------------------------------------

Income (loss) from continuing operations before income taxes
  and cumulative effect of changes in accounting principles             461          163           (57)              -          567

Income tax expense (benefit)                                            152           56           (22)              1          187
                                                                    ----------------------------------------------------------------

Income (loss) from continuing operations before
  cumulative effect of changes in accounting principles                 309          107           (35)             (1)         380

Income (loss) from discontinued operations, net of tax effect            (3)           -           289               1          287

Extraordinary gain, net of tax effect                                     -            -             -               -            -

Cumulative effect of changes in
  accounting principles, net of tax benefit                               -            -             -               -            -
                                                                    ----------------------------------------------------------------

Net income                                                              306          107           254               -          667

Exchangeable preferred membership interest buyback premium                -            -             -               -            -

Preference stock dividends                                                -            -             5               -            5
                                                                    ----------------------------------------------------------------

Net income available for common stock                                   306          107           249               -          662
                                                                    ================================================================


Average shares of common stock outstanding, basic (millions)                                                                    295
Average shares of common stock outstanding, diluted (millions)                                                                  295

Per share of common stock:
   Basic earnings:
     Income (loss) from continuing operations before cumulative
        effect of changes in accounting principles                     1.05         0.36         (0.11)            -           1.30
     Exchangeable preferred membership interest buyback premium           -           -             -              -              -
     Preference stock dividends                                           -           -          (0.02)            -          (0.02)
     Income (Loss) from discontinued operations, net of tax effect    (0.01)          -           0.98             -           0.97
     Extraordinary gain, net of tax effect                                -           -             -              -              -
     Cumulative effect of changes in accounting principles,
       net of tax benefit                                                 -           -             -              -              -
     Net income available for common stock                             1.04         0.36          0.85             -           2.25

   Diluted earnings:
     Income (loss) from continuing operations before cumulative
        effect of changes in accounting principles                     1.05         0.36         (1.02)*           -           0.39
     Exchangeable preferred membership interest buyback premium           -           -             -              -              -
     Preference stock dividends                                           -           -          (0.02)            -          (0.02)
     Income (Loss) from discontinued operations, net of tax effect    (0.01)          -           0.98             -           0.97
     Extraordinary gain, net of tax effect                                -           -             -              -              -
     Cumulative effect of changes in accounting principles,
       net of tax benefit                                                 -           -             -              -              -
     Net income (loss) available for common stock                      1.04         0.36         (0.06)            -           1.34

Dividends declared                                                                                                            0.125

* Reflects the dilution adjustment ($0 million dilution adjustment / 0 million shares) and $268 million for convertible senior note (FMV)

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT
Quarter to Date Ended: Sep 30, 2003

                                                                                                    Corporate  Eliminations/
                                                                        Energy  Electric Delivery     & Other   Rounding      Total
                                                                      --------- -----------------   ---------  ------------ -------
Operating revenues                                                       2,437            613            5       (440)       2,615
                                                                      -------------------------------------------------------------

Direct costs and expenses
  Cost of energy sold and delivery fees                                  1,539             -             -       (437)       1,102
  Operating costs                                                          164           175             1         (4)         336
  Depreciation and other amortization                                       89            75             -          -          164
                                                                      -------------------------------------------------------------
    Total direct costs and expenses                                      1,792           250             1       (441)       1,602
                                                                      -------------------------------------------------------------

Gross margin                                                               645           363             4          1        1,013

Other costs and expenses
  Selling, general and administrative expenses                             166            49            14         (2)         227
  Non-operating depreciation and other amortization                         11             3             5          -           19
  Franchise and revenue-based taxes                                         29            63            (1)         1           92
  Other income                                                             (20)           (2)           (2)         1          (23)
  Other deductions                                                           4             -             4         (1)           7
  Interest income                                                           (1)          (14)           (5)        15           (5)
  Interest expense and other charges                                        83            74            51        (14)         194
                                                                      -------------------------------------------------------------

    Total other costs and expenses                                         272           173            66          -          511
                                                                      -------------------------------------------------------------

Income (loss) from continuing operations before income taxes
  and cumulative effect of changes in accounting principles                373           190           (62)         1          502

Income tax expense (benefit)                                               123            65           (19)         -          169
                                                                      -------------------------------------------------------------

Income (loss) from continuing operations before
  cumulative effect of changes in accounting principles                    250           125           (43)         1          333

Income (loss) from discontinued operations, net of tax effect               (1)            -            65          -           64

Extraordinary gain, net of tax effect                                        -             -             -          -            -

Cumulative effect of changes in
accounting principles, net of tax benefit                                    -             -             -          -            -
                                                                      -------------------------------------------------------------

Net income                                                                 249           125            22          1          397

Exchangeable preferred membership interest buyback premium                   -             -             -          -            -

Preference stock dividends                                                   -             -             5          -            5
                                                                      -------------------------------------------------------------

Net income available for common stock                                      249           125            17          1          392
                                                                      =============================================================


Average shares of common stock outstanding, basic (millions)                                                                   322
Average shares of common stock outstanding, diluted (millions)                                                                 379

Per share of common stock:
   Basic earnings:
     Income (loss) from continuing operations before cumulative
        effect of changes in accounting principles                        0.78          0.39         (0.13)         -         1.04
     Exchangeable preferred membership interest buyback premium              -             -             -          -            -
     Preference stock dividends                                              -             -         (0.02)         -        (0.02)
     Income from discontinued operations, net of tax effect                  -             -          0.20          -         0.20
     Extraordinary gain, net of tax effect                                   -             -             -          -            -
     Cumulative effect of changes in accounting principles,
        net of tax benefit                                                   -             -             -          -            -
     Net income available for common stock                                0.78          0.39          0.05          -         1.22

   Diluted earnings:
     Income (loss) from continuing operations before cumulative
        effect of changes in accounting principles                        0.66          0.33         (0.08)  *      -         0.91
     Exchangeable preferred membership interest buyback premium              -             -             -          -            -
     Preference stock dividends                                              -             -         (0.01)         -        (0.01)
     Income from discontinued operations, net of tax effect                  -             -          0.17          -         0.17
     Extraordinary gain, net of tax effect                                   -             -             -          -            -
     Cumulative effect of changes in accounting principles,
       net of tax benefit                                                    -             -             -          -            -
     Net income (loss) available for common stock                         0.66          0.33          0.08          -         1.07

Dividends declared                                                                                                           0.125

* Reflects the dilution adjustment ($13 million dilution adjustment / 57 million shares).

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT - VARIANCE
Quarter to Date Ended Sep 30, 2004 vs Sep 30, 2003

                                                                                                      Corporate  Eliminations/
                                                                       Energy     Electric Delivery    & Other    Rounding     Total
                                                                    ------------  -----------------  ----------  ------------- -----
Operating revenues                                                        80           35                2          11          128
                                                                    ---------------------------------------------------------------
Direct costs and expenses
  Cost of energy sold and delivery fees                                   17            -                -          15           32
  Operating costs                                                        (19)          18                -           2            1
  Depreciation and other amortization                                     (7)          41                7          (1)          40
                                                                    ----------------------------------------------------------------
    Total direct costs and expenses                                       (9)          59                7          16           73
                                                                    ----------------------------------------------------------------

Gross margin                                                              89          (24)              (5)         (5)          55

Other costs and expenses
  Selling, general and administrative expenses                            16            4               34          (1)          53
  Non-operating depreciation and other amortization                      (10)          (3)               -           -          (13)
  Franchise and revenue-based taxes                                       (1)           3                2          (2)           2
  Other income                                                           (16)           2              (11)          -          (25)
  Other deductions                                                        16            3               (6)          -           13
  Interest income                                                        (12)          (3)             (24)         30           (9)
  Interest expense and other charges                                       8           (3)              (5)        (31)         (31)
                                                                    ----------------------------------------------------------------
    Total other costs and expenses                                         1            3              (10)         (4)         (10)
                                                                    ----------------------------------------------------------------

Income (loss) from continuing operations before income taxes
  and cumulative effect of changes in accounting principles               88          (27)               5          (1)          65

Income tax expense (benefit)                                              29           (9)              (3)          1           18
                                                                    ----------------------------------------------------------------

Income (loss) from continuing operations before
  cumulative effect of changes in accounting principles                   59          (18)               8          (2)          47

Income (loss) from discontinued operations, net of tax effect             (2)           -              224           1          223

Extraordinary gain, net of tax effect                                      -            -                -           -            -

Cumulative effect of changes in
  accounting principles, net of tax benefit                                -            -                -           -            -
                                                                    ----------------------------------------------------------------

Net income (loss)                                                         57          (18)             232          (1)         270

Exchangeable preferred membership interest buyback premium                 -            -                -           -            -

Preference stock dividends                                                 -            -                -           -            -
                                                                    ----------------------------------------------------------------

Net income (loss) available for common stock                              57          (18)             232          (1)         270
                                                                    ================================================================


Average shares of common stock outstanding, basic (millions)                                                                    (27)
Average shares of common stock outstanding, diluted (millions)                                                                  (84)

Per share of common stock:
   Basic earnings:
     Income (loss) from continuing operations before cumulative
        effect of changes in accounting principles                      0.27        (0.03)            0.02           -         0.26
     Exchangeable preferred membership interest buyback premium            -            -                -           -            -
     Preference stock dividends                                            -            -                -           -            -
     Income (Loss) from discontinued operations, net of tax effect     (0.01)           -             0.78           -         0.77
     Extraordinary gain, net of tax effect                                 -            -                -           -            -
     Cumulative effect of changes in accounting principles,
       net of tax benefit                                                  -            -                -           -            -
     Net income (loss) available for common stock                       0.26        (0.03)            0.80           -         1.03

   Diluted earnings:
     Income (loss) from continuing operations before cumulative
        effect of changes in accounting principles                      0.39         0.03            (0.94) *        -        (0.52)
     Exchangeable preferred membership interest buyback premium                                          -           -
     Preference stock dividends                                            -            -            (0.01)          -        (0.01)
     Income (Loss) from discontinued operations, net of tax effect     (0.01)           -             0.81           -         0.80
     Extraordinary gain, net of tax effect                                 -            -                -           -            -
     Cumulative effect of changes in accounting principles,
       net of tax benefit                                                  -            -                -           -            -
     Net income (loss) available for common stock                       0.38         0.03            (0.14)          -         0.27

Dividends declared                                                                                                                -

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT
Year to Date Ended: Sep 30, 2004

                                                                                                   Corporate   Eliminations/
                                                                       Energy   Electric Delivery    & Other     Rounding     Total
                                                                       -------- ----------------  -----------  ------------ --------
Operating revenues                                                         6,589        1,688          24       (1,123)       7,178
                                                                       -------------------------------------------------------------

Direct costs and expenses
  Cost of energy sold and delivery fees                                    4,157            -         (2)       1,102)        3,053
  Operating costs                                                            513          547          3           (6)        1,057
  Depreciation and other amortization                                        246          283          8            -           537
                                                                       -------------------------------------------------------------
    Total direct costs and expenses                                        4,916          830          9        1,108)        4,647
                                                                       -------------------------------------------------------------

Gross margin                                                               1,673          858         15          (15)        2,531

Other costs and expenses
  Selling, general and administrative expenses                               491          154        175          (15)          805
  Non-operating depreciation and other amortization                           22            3         17            -            42
  Franchise and revenue-based taxes                                           80          183          2            -           265
  Other income                                                               (50)          (4)       (23)           4           (73)
  Other deductions                                                           301           23        156           (3)          477
  Interest income                                                            (21)         (42)       (53)          96           (20)
  Interest expense and other charges                                         263          212        142          (96)          521
                                                                       -------------------------------------------------------------
    Total other costs and expenses                                         1,086          529        416          (14)        2,017
                                                                       -------------------------------------------------------------

Income (loss) from continuing operations before income taxes
  and cumulative effect of changes in accounting principles                  587          329       (401)          (1)          514

Income tax expense (benefit)                                                 179          109       (196)           -            92
                                                                       -------------------------------------------------------------

Income (loss) from continuing operations before
  cumulative effect of changes in accounting principles                      408          220       (205)          (1)          422

Income (loss) from discontinued operations, net of tax effect                (33)           -        698            1           666

Extraordinary gain, net of tax effect                                          -           16          -            -            16

Cumulative effect of changes in
  accounting principles, net of tax benefit                                    -            -          -            -             -
                                                                       -------------------------------------------------------------

Net income (loss)                                                            375          236        493            -         1,104

Exchangeable preferred membership interest buyback premium                     -            -        849            -           849

Preference stock dividends                                                     -            -         16            -            16
                                                                       -------------------------------------------------------------

Net income (loss) available for common stock                                 375          236       (372)           -           239
                                                                       =============================================================


Average shares of common stock outstanding, basic (millions)                                                                    313
Average shares of common stock outstanding, diluted (millions)                                                                  313

Per share of common stock:
   Basic earnings:
     Income (loss) from continuing operations before cumulative
        effect of changes in accounting principles                          1.31         0.70      (0.65)           -          1.36
     Exchangeable preferred membership interest buyback premium                -            -      (2.72)           -         (2.72)
     Preference stock dividends                                                -            -      (0.05)           -         (0.05)
     Income (Loss) from discontinued operations, net of tax effect         (0.10)           -       2.23            -          2.13
     Extraordinary gain, net of tax effect                                     -         0.05          -            -          0.05
     Cumulative effect of changes in accounting principles,
       net of tax benefit                                                      -            -          -            -             -
     Net income (loss) available for common stock                           1.21         0.75      (1.19)           -          0.77

   Diluted earnings:
     Income (loss) from continuing operations before cumulative
        effect of changes in accounting principles                          1.31         0.70      (1.51)*          -          0.50
     Exchangeable preferred membership interest buyback premium                -            -      (2.72)           -         (2.72)
     Preference stock dividends                                                -            -      (0.05)           -         (0.05)
     Income (Loss) from discontinued operations, net of tax effect         (0.10)           -       2.23            -          2.13
     Extraordinary gain, net of tax effect                                     -         0.05          -            -          0.05
     Cumulative effect of changes in accounting principles,
       net of tax benefit                                                      -            -          -            -             -
     Net income (loss) available for common stock                           1.21         0.75      (2.05)           -         (0.09)

Dividends declared                                                                                                            0.375

* Reflects the dilution adjustment ($0 million dilution adjustment / 0 million shares) and $268 million for convertible senior note (FMV)

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT
Year to Date Ended: Sep 30, 2003

                                                                                                      Corporate  Eliminations/
                                                                      Energy     Electric Delivery     & Other     Rounding   Total
                                                                     ----------  -----------------   ------------ ---------- ------
Operating revenues                                                       6,243         1,605             11       (1,168)     6,691
                                                                     --------------------------------------------------------------

Direct costs and expenses
  Cost of energy sold and delivery fees                                 4,037             -              -       (1,158)      2,879
  Operating costs                                                         506           524              1           (6)      1,025
  Depreciation and other amortization                                     277           206              -            -         483
                                                                     --------------------------------------------------------------
    Total direct costs and expenses                                     4,820           730              1       (1,164)      4,387
                                                                     --------------------------------------------------------------

Gross margin                                                            1,423           875             10           (4)      2,304

Other costs and expenses
  Selling, general and administrative expenses                            456           145             49           (6)        644
  Non-operating depreciation and other amortization                        29             9             13            1          52
  Franchise and revenue-based taxes                                        84           183             12            1         280
  Other income                                                            (43)           (6)            (3)           3         (49)
  Other deductions                                                          9             -             24           (3)         30
  Interest income                                                          (3)          (43)           (28)          54         (20)
  Interest expense and other charges                                      246           229            176          (54)        597
                                                                     --------------------------------------------------------------
    Total other costs and expenses                                        778           517            243           (4)      1,534
                                                                     --------------------------------------------------------------

Income (loss) from continuing operations before income taxes
  and cumulative effect of changes in accounting principles               645           358           (233)           -         770

Income tax expense (benefit)                                              205           119            (81)           -         243
                                                                     --------------------------------------------------------------

Income (loss) from continuing operations before
  cumulative effect of changes in accounting principles                   440           239           (152)           -         527

Income (loss) from discontinued operations, net of tax effect              (2)            -             86            -          84

Extraordinary gain, net of tax effect                                       -             -              -            -           -

Cumulative effect of changes in
  accounting principles, net of tax benefit                               (58)            -              -            -        (58)
                                                                     --------------------------------------------------------------

Net income (loss)                                                         380           239            (66)           -        553

Exchangeable preferred membership interest buyback premium                  -             -              -                       -

Preference stock dividends                                                  -             -             16            -         16
                                                                     -------------------------------------------------------------

Net income (loss) available for common stock                              380           239            (82)           -        537
                                                                     =============================================================


Average shares of common stock outstanding, basic (millions)                                                                   321
Average shares of common stock outstanding, diluted (millions)                                                                 378

Per share of common stock:
   Basic earnings:
     Income (loss) from continuing operations before cumulative
        effect of changes in accounting principles                       1.37          0.74          (0.47)           -       1.64
     Exchangeable preferred membership interest buyback premium             -             -              -            -          -
     Preference stock dividends                                             -             -          (0.05)           -      (0.05)
     Income (Loss) from discontinued operations, net of tax effect      (0.01)            -           0.27            -       0.26
     Extraordinary gain, net of tax effect                                  -             -              -            -          -
     Cumulative effect of changes in accounting principles,
        net of tax benefit                                              (0.18)            -              -            -      (0.18)
     Net income (loss) available for common stock                        1.18          0.74          (0.25)           -       1.67

   Diluted earnings:
     Income (loss) from continuing operations before cumulative
        effect of changes in accounting principles                       1.16          0.63          (0.30)*          -       1.49
     Exchangeable preferred membership interest buyback premium             -             -              -            -          -
     Preference stock dividends                                             -             -          (0.04)           -      (0.04)
     Income (Loss) from discontinued operations, net of tax effect      (0.01)            -           0.23            -       0.22
     Extraordinary gain, net of tax effect                                  -             -              -            -          -
     Cumulative effect of changes in accounting principles,
        net of tax benefit                                              (0.15)            -              -            -      (0.15)
     Net income (loss) available for common stock                        1.00          0.63          (0.11)           -       1.52

Dividends declared                                                                                                           0.375

* Reflects the dilution adjustment ($40 million dilution adjustment / 57 million shares).

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT - VARIANCE Year to Date Ended Sep 30, 2004 vs Sep 30, 2003

                                                                                               Corporate   Eliminations/
                                                                  Energy    Electric Delivery   & Other      Rounding       Total
                                                                  --------  ----------------  ----------- -------------   --------
Operating revenues                                                     346            83              13            45         487
                                                                  -----------------------------------------------------------------
Direct costs and expenses
  Cost of energy sold and delivery fees                                120             -              (2)           56         174
  Operating costs                                                        7            23               2             -          32
  Depreciation and other amortization                                  (31)           77               8             -          54
                                                                  -----------------------------------------------------------------
    Total direct costs and expenses                                     96           100               8            56         260
                                                                  -----------------------------------------------------------------

Gross margin                                                           250           (17)              5           (11)        227

Other costs and expenses
  Selling, general and administrative expenses                          35             9             126            (9)        161
  Non-operating depreciation and other amortization                     (7)           (6)              4            (1)        (10)
  Franchise and revenue-based taxes                                     (4)            -             (10)           (1)        (15)
  Other income                                                          (7)            2             (20)            1         (24)
  Other deductions                                                     292            23             132             -         447
  Interest income                                                      (18)            1             (25)           42           -
  Interest expense and other charges                                    17           (17)            (34)          (42)        (76)
                                                                  -----------------------------------------------------------------
    Total other costs and expenses                                     308            12             173           (10)        483
                                                                  -----------------------------------------------------------------

Income (loss) from continuing operations before income taxes
  and cumulative effect of changes in accounting principles            (58)          (29)           (168)           (1)       (256)

Income tax expense (benefit)                                           (26)          (10)           (115)            -        (151)
                                                                  -----------------------------------------------------------------

Income (loss) from continuing operations before
  cumulative effect of changes in accounting principles                (32)          (19)            (53)           (1)       (105)

Income (loss) from discontinued operations, net of tax effect          (31)            -             612             1         582

Extraordinary gain, net of tax effect                                    -            16               -             -          16

Cumulative effect of changes in
  accounting principles, net of tax benefit                             58             -               -             -          58
                                                                  -----------------------------------------------------------------

Net income (loss)                                                       (5)           (3)            559             -         551

Exchangeable preferred membership interest buyback premium               -             -             849             -         849

Preference stock dividends                                               -             -               -             -           -
                                                                  -----------------------------------------------------------------

Net income (loss) available for common stock                            (5)           (3)           (290)            -        (298)
                                                                  =================================================================


Average shares of common stock outstanding, basic (millions)
Average shares of common stock outstanding, diluted (millions)                                                                  (8)
                                                                                                                               (65)
Per share of common stock:
   Basic earnings:
     Income (loss) from continuing operations before cumulative
        effect of changes in accounting principles                   (0.06)        (0.04)          (0.18)            -       (0.28)
     Exchangeable preferred membership interest buyback premium          -             -           (2.72)            -       (2.72)
     Preference stock dividends                                          -             -               -             -           -
     Income (Loss) from discontinued operations, net of tax effect   (0.09)            -            1.96             -        1.87
     Extraordinary gain, net of tax effect                               -          0.05               -             -        0.05
     Cumulative effect of changes in accounting principles,
        net of tax benefit                                            0.18             -               -             -        0.18
     Net income (loss) available for common stock                     0.03          0.01           (0.94)            -       (0.90)

   Diluted earnings:
     Income (loss) from continuing operations before cumulative
         effect of changes in accounting principles                   0.15          0.07           (1.21)*           -       (0.99)
     Exchangeable preferred membership interest buyback premium          -             -           (2.72)            -       (2.72)
     Preference stock dividends                                          -             -           (0.01)            -       (0.01)
     Income (Loss) from discontinued operations, net of tax effect   (0.09)            -            2.00             -        1.91
     Extraordinary gain, net of tax effect                               -          0.05               -             -        0.05
     Cumulative effect of changes in accounting principles,
         net of tax benefit                                           0.15             -               -             -        0.15
     Net income (loss) available for common stock                     0.21          0.12           (1.94)            -       (1.61)

Dividends declared                                                                                                              -

                                                                                                     Nine Months Ended
                                                                                                       September 30,
                                                                                              ------------------------------
                                                                                                 2004               2003
                                                                                              ---------         -----------
                                                                                                   (millions of dollars)
Cash flows - operating activities:
Income from continuing operations before extraordinary gain and cumulative effect of
  changes in accounting principles                                                          $     422          $      527
Adjustments to reconcile income from continuing operations before extraordinary gain and cumulative
    effect of changes in accounting principles to cash provided by operating activities:
    Depreciation and amortization                                                                 627                 591
    Deferred income taxes and investment tax credits -- net                                      (289)                 72
    Loss on early extinguishment of debt                                                           54                   -
    Asset writedown charges                                                                       189                   -
    Net gain from sale of assets                                                                  (65)                (40)
    Net effect of unrealized mark-to-market valuations of commodity contracts                      46                 (59)
    Net equity loss from unconsolidated affiliates and joint ventures                               2                  18
    Reduction in regulatory liability                                                              (1)               (125)
    Retail clawback accrual                                                                         -                 (19)
Changes in operating assets and liabilities                                                        99                 845
                                                                                            ---------            --------
      Cash provided by operating activities                                                     1,084               1,810
                                                                                            ---------            --------

Cash flows - financing activities:
Issuances of securities:
    Long-term debt                                                                             1,590                2,425
    Common stock                                                                                   9                   27
Retirements/repurchases of securities:
    Long-term debt held by subsidiary trust                                                     (237)                   -
    Equity-linked debt securities                                                               (423)                   -
    Other long-term debt                                                                      (1,826)              (1,585)
    Exchangeable preferred membership interests                                                 (750)                   -
    Preferred stock of subsidiary, subject to mandatory redemption                                 -                  (91)
    Common stock                                                                              (1,226)                   -
Change in notes payable:
    Banks                                                                                        565               (2,305)
Cash dividends paid:
    Common stock                                                                                (120)                (120)
    Preference stock                                                                             (16)                 (16)
Premium paid for redemption of exchangeable preferred membership interests                    (1,102)                   -
Redemption deposits applied to debt retirements                                                    -                  210
Debt premium, discount financing and reacquisition expenses                                      (42)                 (26)
                                                                                            --------             --------
      Cash used in financing activities                                                       (3,578)              (1,481)
                                                                                            --------             --------
Cash flow-investing activities:
  Capital expenditures                                                                          (543)                (489)
  Disposition of businesses                                                                    2,805                   18
  Acquisition of telecommunications partner's interest                                             -                 (150)
  Investment in collateral trust                                                                   -                 (525)
  Nuclear fuel                                                                                   (46)                 (45)
  Other                                                                                          183                  (12)
      Cash provided by (used in) investing activities                                          2,399               (1,203)


Effect of exchange rate changes on cash and cash equivalents                                       -                    1

Cash contributions to discontinued operations                                                   (142)                 (19)
                                                                                            --------            ---------
Net change in cash and cash equivalents                                                        (237)                 (892)

Cash and cash equivalents--beginning balance                                                    829                 1,513
                                                                                           --------             ---------
Cash and cash equivalents--ending balance                                                  $    592             $     621
                                                                                           ========             =========


TXU CORP. AND SUBSIDIARIES
-----------------------------------------------------------------------------------------------------------------------------------

Consolidating Balance Sheet
September 30, 2004
(Dollars in millions)
(Unaudited)
                                                                                      Electric    Corporate  Eliminations/
                                                                          Energy      Delivery    & Other      Rounding      Total
                                                                        ----------  -----------  ----------- ------------   -------
                                            ASSETS
Current assets
  Cash and cash equivalents                                                     5          26         562          (1)         592
  Restricted cash                                                               -          29           -           -           29
  Advances to affiliates                                                    1,524           -         (41)     (1,483)           -
  Accounts receivable - trade                                                 989          69         424        (396)       1,086
  Income taxes receivable                                                       -           -           -           -            -
  Accounts receivable - affiliates                                             15         244          19        (278)           -
  Notes or other receivables due from affiliat                                  -          30           -         (30)           -
  Inventories                                                                 296          30           3           1          330
  Commodity contract assets                                                   707           -           -           -          707
  Assets of telecommunications holding company                                  -           -           -           -            -
  Other current assets                                                        318          56         143         (34)         483
                                                                        -----------------------------------------------------------
    Total current assets                                                    3,854         484       1,110      (2,221)       3,227
                                                                        -----------------------------------------------------------

Investments
  Restricted cash                                                               -          15         564           -          579
  Other investments                                                           578          73       5,826      (5,802)         675
Property, plant and equipment - net                                         9,833       6,467         188           -       16,488
Notes or other receivables due from affiliates                                  -         407           -        (407)           -
Goodwill                                                                      517          25           -           -          542
Regulatory assets - net                                                         -       1,922           -           -        1,922
Commodity contract assets                                                     229           -           -           -          229
Cash flow hedge and other derivative assets                                    24           -           -           -           24
Other noncurrent assets                                                       134          48       1,466      (1,347)         301
Assets held for sale                                                           27           -       2,134           -        2,161
                                                                        -----------------------------------------------------------
Total assets                                                               15,196       9,441      11,288      (9,777)      26,148
                                                                        ===========================================================

      LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
                & SHAREHOLDERS' EQUITY
Current liabilities
  Notes payable - banks                                                       565           -           -           -          565
  Advances from affiliates                                                      -           8       1,475      (1,483)           -
  Long-term debt due currently                                                 31         283       1,265           -        1,579
  Accounts payable - trade                                                    844          46         416        (396)         910
  Accounts payable - affiliates                                               259          21           -        (280)           -
  Notes or other liabilities due to affiliates                                 30           -           -         (30)           -
  Commodity contract liabilities                                              545           -           -           -          545
  Liabilities of telecommunications holding company                             -           -           -           -            -
  Other current liabilities                                                   711         364         908         (32)       1,951
                                                                        -----------------------------------------------------------
    Total current liabilities                                               2,985         722       4,064      (2,221)       5,550
                                                                        -----------------------------------------------------------

Accumulated deferred income taxes                                           1,892       1,469           -      (1,312)       2,049
Investment tax credits                                                        346          64           2           1          413
Commodity contract liabilities                                                309           -           -           -          309
Cash flow hedge and other derivative liabilities                              218           -           8           -          226
Notes or other liabilities due to affiliates                                  407           -           -        (407)           -
Long-term debt held by subsidiary trusts                                        -           -         309           -          309
All other long-term debt, less amounts due currently                        3,630       4,228       1,661           -        9,519
Other noncurrent liabilities and deferred credits                           1,184         314       1,202         (18)       2,682
Liabilities held for sale                                                       8           -         250           -          258
                                                                        -----------------------------------------------------------
    Total liabilities                                                      10,979       6,797       7,496      (3,957)      21,315
                                                                        -----------------------------------------------------------

Preferred securities of subsidiaries                                          508           -        (395)          -          113

Shareholders' equity
  Preferred stock - not subject to mandatory redemption                         -           -         300           -          300
  Common stock                                                                  -           -      (1,026)      1,090           64
  Additional paid in capital                                                2,928       2,051       6,340      (5,224)       6,095
  Retained earnings (deficit)                                                 958         616      (1,055)     (2,042)      (1,523)
  Accumulated other comprehensive income (loss)                              (177)        (23)       (372)        356         (216)
                                                                        -----------------------------------------------------------
    Total shareholders' equity                                              3,709       2,644       4,187      (5,820)       4,720
                                                                        -----------------------------------------------------------
    Total liabilities, preferred securities of
      subsidiaries & shareholders' equity                                  15,196       9,441      11,288      (9,777)      26,148
                                                                        ===========================================================

TXU CORP. AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------------

Consolidating Balance Sheet
December 31, 2003
(Dollars in millions)
(Unaudited)
                                                                           Electric      Corporate    Eliminations/
                                                               Energy      Delivery       & Other       Rounding         Total
                                                              ---------  -----------    ------------   -----------     --------
                                            ASSETS
Current assets
  Cash and cash equivalents                                        18         245             566              -              829
  Restricted cash                                                   -          12               -              -               12
  Advances to affiliates                                          289           -              25           (314)               -
  Accounts receivable - trade                                     943          58             573           (511)           1,063
  Income taxes receivable                                           -           -             182           (182)               -
  Accounts receivable - affiliates                                 17         205              41           (263)               -
  Notes or other receivables due from affiliates                    -          13               -            (13)               -
  Inventories                                                     386          29               4              -              419
  Commodity contract assets                                       548           -               -              -              548
  Assets of telecommunications holding company                      -           -             110              -              110
  Other current assets                                            225          33              69            (24)             303
                                                              --------------------------------------------------------------------
    Total current assets                                        2,426         595           1,570         (1,307)           3,284
                                                              --------------------------------------------------------------------

Investments
  Restricted cash                                                   -          13             570             (1)             582
  Other investments                                               479          32           7,735         (7,614)             632
Property, plant and equipment - net                            10,345       6,333             125              -           16,803
Notes or other receivables due from affiliates                      -         423               -           (423)               -
Goodwill                                                          533          25               -              -              558
Regulatory assets - net                                             -       1,872               -              -            1,872
Commodity contract assets                                         109           -               -              -              109
Cash flow hedge and other derivative assets                        88           -               -              -               88
Other noncurrent assets                                           126          39              82            (33)             214
Assets held for sale                                               59           -           7,096              -            7,155
                                                              --------------------------------------------------------------------
Total assets                                                   14,165       9,332          17,178         (9,378)          31,297
                                                              ====================================================================

     LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
        & SHAREHOLDERS' EQUITY
Current liabilities
  Notes payable - banks                                             -           -               -              -                -
  Advances from affiliates                                          -          25             289           (314)               -
  Long-term debt due currently                                      1         243             433              1              678
  Accounts payable - trade                                        712          43             546           (511)             790
  Accounts payable - affiliates                                   228          16              19           (263)               -
  Notes or other liabilities due to affiliates                     13           -               -            (13)               -
  Commodity contract liabilities                                  502           -               -              -              502
  Liabilities of telecommunications holding company                 -           -             603              -              603
  Other current liabilities                                       856         387             207           (208)           1,242
                                                              --------------------------------------------------------------------
    Total current liabilities                                   2,312         714           2,097         (1,308)           3,815
                                                              --------------------------------------------------------------------

Accumulated deferred income taxes                               1,950       1,432             228            (11)           3,599
Investment tax credits                                            360          68               2              -              430
Commodity contract liabilities                                     47           -               -              -               47
Cash flow hedge and other derivative liabilities                  140           -             100              -              240
Notes or other liabilities due to affiliates                      423           -               -           (423)               -
Long-term debt held by subsidiary trusts                            -           -             546              -              546
All other long-term debt, less amounts due currently            3,084       3,982           3,542              -           10,608
Other noncurrent liabilities and deferred credits               1,342         280             766             (6)           2,382
Liabilities held for sale                                          11           -           2,941              -            2,952
                                                              --------------------------------------------------------------------
    Total liabilities                                           9,669       6,476          10,222         (1,748)          24,619
                                                              --------------------------------------------------------------------

Preferred securities of subsidiaries                              497           -             262              -              759

Shareholders' equity
  Preferred stock - not subject to mandatory redemption             -           -             300              -              300
  Common stock                                                      -           -              48              -               48
  Additional paid in capital                                    3,688       2,501           8,901         (6,993)           8,097
  Retained earnings (deficit)                                     422         380          (2,550)          (750)          (2,498)
  Accumulated other comprehensive income (loss)                  (111)        (25)             (5)           113              (28)
                                                              --------------------------------------------------------------------
    Total shareholders' equity                                  3,999       2,856           6,694         (7,630)           5,919
                                                              --------------------------------------------------------------------
    Total liabilities, preferred securities of
      subsidiaries & shareholders' equity                      14,165       9,332          17,178         (9,378)          31,297
                                                              ====================================================================

TXU CORP. AND SUBSIDIARIES
-----------------------------------------------------------------------------------------------------------------------------------

Consolidating Balance Sheet - Variance
September 30, 2004 vs December 31, 2003
(Dollars in millions)
(Unaudited)
                                                                             Electric       Corporate    Eliminations/
                                                               Energy        Delivery        & Other       Rounding         Total
                                                               ----------    ---------    -----------    -------------    ----------
                                            ASSETS
Current assets
  Cash and cash equivalents                                        (13)       (219)              (4)              (1)        (237)
  Restricted cash                                                    -          17                -                -           17
  Advances to affiliates                                         1,235           -              (66)          (1,169)           -
  Accounts receivable - trade                                       46          11             (149)             115           23
  Income taxes receivable                                            -           -             (182)             182            -
  Accounts receivable - affiliates                                  (2)         39              (22)             (15)           -
  Notes or other receivables due from affiliates                     -          17                -              (17)           -
  Inventories                                                      (90)          1               (1)               1          (89)
  Commodity contract assets                                        159           -                -                -          159
  Assets of telecommunications holding company                       -           -             (110)               -         (110)
  Other current assets                                              93          23               74              (10)         180
                                                               -------------------------------------------------------------------
    Total current assets                                         1,428        (111)            (460)            (914)         (57)
                                                               -------------------------------------------------------------------

Investments
  Restricted cash                                                    -           2               (6)               1           (3)
  Other investments                                                 99          41           (1,909)           1,812           43
Property, plant and equipment - net                               (512)        134               63                -         (315)
Notes or other receivables due from affiliates                       -         (16)               -               16            -
Goodwill                                                           (16)          -                -                -          (16)
Regulatory assets - net                                              -          50                -                -           50
Commodity contract assets                                          120           -                -                -          120
Cash flow hedge and other derivative assets                        (64)          -                -                -          (64)
Other noncurrent assets                                              8           9            1,384           (1,314)          87
Assets held for sale                                               (32)          -           (4,962)               -       (4,994)
                                                               -------------------------------------------------------------------
    Total assets                                                 1,031         109           (5,890)            (399)      (5,149)
                                                               ===================================================================

       LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
                 & SHAREHOLDERS' EQUITY
Current liabilities
  Notes payable - banks                                            565           -                -                -          565
  Advances from affiliates                                           -         (17)           1,186           (1,169)           -
  Long-term debt due currently                                      30          40              832               (1)         901
  Accounts payable - trade                                         132           3             (130)             115          120
  Accounts payable - affiliates                                     31           5              (19)             (17)           -
  Notes or other liabilities due to affiliates                      17           -                -              (17)           -
  Commodity contract liabilities                                    43           -                -                -           43
  Liabilities of telecommunications holding company                  -           -             (603)               -         (603)
  Other current liabilities                                       (145)        (23)             701              176          709
                                                               -------------------------------------------------------------------
    Total current liabilities                                      673           8            1,967             (913)       1,735
                                                               -------------------------------------------------------------------

Accumulated deferred income taxes                                  (58)         37             (228)          (1,301)      (1,550)
Investment tax credits                                             (14)         (4)               -                1          (17)
Commodity contract liabilities                                     262           -                -                -          262
Cash flow hedge and other derivative liabilities                    78           -              (92)               -          (14)
Notes or other liabilities due to affiliates                       (16)          -                -               16            -
Long-term debt held by subsidiary trusts                             -           -             (237)               -         (237)
All other long-term debt, less amounts due currently               546         246           (1,881)               -       (1,089)
Other noncurrent liabilities and deferred credits                 (158)         34              436              (12)         300
Liabilities held for sale                                           (3)          -           (2,691)               -       (2,694)
                                                               -------------------------------------------------------------------
Total liabilities                                                1,310         321           (2,726)          (2,209)      (3,304)
                                                               -------------------------------------------------------------------

Preferred securities of subsidiaries                                11           -             (657)               -         (646)

Shareholders' equity
  Preferred stock - not subject to mandatory redemption              -           -                -                -            -
  Common stock                                                       -           -           (1,074)           1,090           16
  Additional paid in capital                                      (760)       (450)          (2,561)           1,769       (2,002)
  Retained earnings (deficit)                                      536         236            1,495           (1,292)         975
  Accumulated other comprehensive income (loss)                    (66)          2             (367)             243         (188)
                                                               -------------------------------------------------------------------
    Total shareholders' equity                                    (290)       (212)          (2,507)           1,810       (1,199)
                                                               -------------------------------------------------------------------
    Total liabilities, preferred securities
      of subsidiaries & shareholders' equity                     1,031         109           (5,890)            (399)      (5,149)
                                                               ===================================================================

  TXU Corp. Summary of Significant Legal Proceedings

  Date Filed              Case Information                                   Summary and Status (1)
  -------------------- -- ----------------------------------------------- -- -------------------------------------------------------
    July 7, 2003          Texas Commercial Energy v. TXU Energy, Inc.,       Filing made by an ERCOT market participant (Texas
                          et al.; Civil Action No. C-03-249; United          Commercial Energy or TCE) against TXU Energy and
                          States District Court for the Southern             other wholesale market participants in ERCOT
                          District of Texas                                  asserting antitrust and other claims. TXU Energy
                                                                             maintains the claims are without merit and filed
                                                                             a motion to dismiss which the Court granted. The
                                                                             dismissal has been appealed to the Fifth Circuit
                                                                             by the Plaintiff. The appeal remains pending.

  April 28, 2003          William J. Murray v. TXU Corp., TXU Energy         Filing made by a former employee claiming breach of
                          Company, LLC and TXU Portfolio Management          contract and employment termination under Section 806
                          Company, LP f/k/a TXU Energy Trading Company       of the Sarbanes-Oxley Act of 2002. The TXU Defendants
                          LP; Cause No. 3-03-CV-0888-P; United States        believe the claims are without merit but cannot
                          District Court for the Northern District of        predict the outcome of this action. Discovery in this
                          Texas, Dallas Division                             case is ongoing and the Court has set the case for
                                                                             trial in June 2005.

  February 3, 2004        Patrick Goodenough, James Brant Hargrave,          Three ERISA lawsuits consolidated and a putative
                          Kari Lyn Smith and Carl Pfeil, on behalf of        class action filing made on February 3, 2004.
                          the TXU Thrift Plan, and all other persons         Plaintiffs seek to represent a class of participants
                          similarly situated, vs. TXU Corp. et al.;          in employee benefit plans during the period between
                          Case No. 3:02-CV-2573-K;  United States            April 26, 2001 and July 11, 2002. The TXU Defendants
                          District Court for the Northern District of        believe the claims are without merit but cannot
                          Texas, Dallas Division                             predict the outcome of this action.  Initial class
                                                                             action certification related discovery has been
                                                                             completed and the Plaintiffs' initial class
                                                                             certification motion was denied without prejudice
                                                                             a second class certification motion is pending
                                                                             before the Court for decision.

  March 10, 2003          Kimberly Paige Killebrew, on Behalf of             Filing made by an alleged retail consumer of
                          Herself and All Similarly-Situated                 electricity asserting defendants engaged in
                          Individuals v. TXU Corp. and TXU Portfolio         manipulation of the wholesale electric market and
                          Management Company LP,; Cause No. 3:04cv806;       violation of antitrust and other laws. The TXU
                          United States District Court for the Northern      Defendants believe the claims are without merit but
                          District of Texas, Dallas Division                 cannot predict the outcome of this action.  The case
                                                                             has been stayed pending the final ruling in the
                                                                             appeal of the TCE litigation described above.

  October 23, 2002        Bruce Girdauskas, Derivatively on Behalf of        Derivative filing made by a purported shareholder
                          TXU Corp. vs. TXU Corp. et al; Cause No.           alleging breach of fiduciary duty.  TXU Corp.
                          02-10191; 116th Judicial District Court of         believes the claims are without merit but cannot
                          Dallas County, Texas                               predict the outcome of this action.  Plaintiff failed
                                                                             to make a pre-suit demand upon the directors as
                                                                             required by law, and the case is currently stayed.

  January 2003,           Richard Schwartz, et al., v. TXU Corp et al.;      A number of lawsuits were filed and consolidated, and
  October 2002,           Civil Action No.:  3:02-CV-2243-K;  United         an amended consolidated complaint was filed on July
  November 2002,          States District Court for the Northern             21, 2003. The complaint alleges violations of the
  December 2002           District of Texas, Dallas Division                 Securities Act of 1933 and the Securities Exchange
                                                                             Act of 1934, all relating to alleged materially
                                                                             false and misleading statements. TXU Corp. believes
                                                                             the claims are without merit but cannot predict
                                                                             the outcome of this action. On September 24, 2003
                                                                             a motion to dismiss was filed. The court has not
                                                                             yet ruled on the motion to dismiss.
  Other Items
  October, 2003                                                              TXU Corp. received notice from certain creditors and
                                                                             administrators of TXU Europe regarding potential
                                                                             claims against the directors and officers for
                                                                             allegedly failing to minimize the potential losses to
                                                                             the creditors of TXU Europe.  TXU Corp. believes the
                                                                             claims are without merit and will defend such claims
                                                                             if they are ultimately pursued. Discussions with the
                                                                             administrators regarding the potential claims are
                                                                             ongoing.

(1) Detailed descriptions of these proceedings are available in the company's 10-K and 10-Q filings with the SEC.

TXU CORP. REGULATORY SUMMARY
--------------------------------------------------------------------------------------------------------------------------
Company                 Summary/Events
------------------- --- --------------------------------------------------------------------------------------------------

TXU Energy              Price to Beat (PTB) applies to former franchise area residential and small/medium business
                        (<1MW of load) customers.  It is TXU Energy's only rate for residential customers until 1/1/05.
                        TXU Energy may offer rates other than the PTB to small/medium commercial customers since it met the requirements of the 40% threshold target calculation in December 2003.  The PTB can be changed twice per year if gas prices (20-day average of NYMEX 12-month strip) move greater than
                        5% (10% after 11/15 of any year) from the current price upon which PTB is based.  Changes in the
                        PTB are initiated by TXU Energy upon filing with the
                        PUC.
                        PUC No. 29516 - Application of TXU Energy Retail Company
                        to Increase Price to Beat Fuel Factor filed March 25,
                        2004
                        + Requesting 7.9% increase in PTB fuel factor.
                        + Resulted in a $3.39/month or 3.4% increase to
                        residential customers using 1,000 kWh per month.
                        + Approved by the PUC on May 19,2004 and implemented on
                        May 20, 2004.

                        PUC No. 29837 - Application of TXU Energy Retail Company to Increase Price to Beat Fuel Factor filed June 10,
                        2004.
                        + Requesting 12.7% increase in PTB fuel factor.
                        + Resulted in a $5.87/month or 5.7% increase to residential customers using 1000 kWh per month.
                        + Approved by the PUC on July 28, 2004 and implemented on August 4, 2004.

TXU SESCO               TXU SESCO Price to Beat - TXU SESCO has entered into an agreement with FPL Energy Marketing,
                        Inc. for its 2005 PTB power supply.  TXU SESCO has filed for recovery of the expenses associated with the increase in purchased power costs over the current contract with Constellation.  A hearing is scheduled for October 26, 2004.  Based on this request, revenues will increase by approximately $7.5 million annually due primarily to a 12.1% increase for a residential customer using 1,000 kWh per month.  Nevertheless, TXU SESCO will continue to have the lowest Price to
                        Beat rates, statewide.

TXU Electric            TXU Electric Delivery (formerly Oncor) general rate case:  Authorized ROE of 11.25%, Capital
Delivery                structure of 60% Debt, 40% Equity.  Reports are filed annually for review with the PUC.  The
                        City of Denison, acting in its role as a regulatory authority, initiated an inquiry on August 2, 2004 to determine if the rates of TXU Electric Delivery, which have been established by the PUC, are just and reasonable. Approximately 20 cities have initiated similar requests and certain other cities within the historical service territory are considering similar requests. TXU Electric Delivery expects to file information responsive to the inquiries by the end of 2004, with city actions, if any, to take place in 2005. It is too early to determine whether these inquiries will have any material effect on TXU Electric Delivery's rates. TXU Electric Delivery has the right to appeal any city action to the PUC.
                        PUC No. 29253 - Petition of TXU Electric Delivery
                        Company for Approval of Transmission Cost Recovery
                        Factor (TCRF) Update
                        + The PUC approved TXU Electric
                        Delivery's proposed TCRF on March 1, 2004
                        + The increase will recover an additional $9.2 million
                        in annual revenue.
                        PUC No. 29425 - Application of TXU Electric Delivery
                        Company for Interim Update of Wholesale Transmission
                        Rates filed March 3, 2004
                        + Approved and effective April 15, 2004.
                        + Total annualized revenue increase of $14 million

                        2nd 2004 TCRF Update (Docket No. 29985) -
                        + TXU Electric Delivery filed its 2nd 2004 TCRF request
                        July 26, 2004.
                        + Proposed total annualized revenue increase of $29.5 million ($9.8 for the remainder of 2004).
                        + Proposed effective date of September 1, 2004.
